Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of May 28, 2015 between Nova Lifestyle, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to (i) an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Regulation D thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1 Definitions.  In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Action” shall have the meaning ascribed to such term in Section 3.1(y).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Applicable Time” means 9:00 a.m. (New York time) on the date of this Agreement.

“Anti-Bribery Laws” shall have the meaning ascribed to such term in Section 3.1(tt).

“Applicable Regulatory Laws” shall have the meaning ascribed to such term in Section 3.1(bb).

“Audit Committee” shall have the meaning ascribed to such term in Section 3.1(ii).

“Authorizations” shall have the meaning ascribed to such term in Section 3.1(bb).

“Base Prospectus” shall have the meaning ascribed to such term in Section 3.1(a).

“BHCA” shall have the meaning ascribed to such term in Section 3.1(ddd).

 “Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Shares and the Warrants, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means McKenna Long & Aldridge LLP, with offices located at 303 Peachtree Street, Atlanta, GA 30308.

“Confidential Information” shall have the meaning ascribed to such term in Section 3.1(dd).

“Critical Accounting Policies” shall have the meaning ascribed to such term in Section 3.1(t).

“Debt Repayment Triggering Event” shall have the meaning ascribed to such term in Section 3.1(i).

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Disqualification Event” shall have the meaning ascribed to such term in Section 3.1(ggg).

“DVP” shall have the meaning ascribed to such term in Section 2.1.

“DWAC” shall have the meaning ascribed to such term in Section 2.2(a)(iii).

“Effective Date” shall have the meaning ascribed to such term in Section 4.1(d).

“Effective Time” of the Registration Statement relating to the Shares means the time of the first contract of sale for the Shares.

“EGS” means Ellenoff Grossman & Schole LLP, with offices located at 1345 Avenue of the Americas, New York, New York 10105.

“8-K Filing” shall have the meaning ascribed to such term in Section 4.4.

 “Environmental Law” shall have the meaning ascribed to such term in Section 3.1(zz).

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(hh).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Act Reports” shall have the meaning ascribed to such term in Section 3.1(d).

“Exchange Rules” shall mean the listing rules of The Nasdaq Stock Exchange Inc.

“Exempt Issuance” means the issuance of (a) shares of Common Stock, options or other equity awards to employees, officers or directors of the Company pursuant to any stock, option or other equity incentive plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Federal Reserve” shall have the meaning ascribed to such term in Section 3.1(ddd).

“430B Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430B(e) or retroactively deemed to be a part of the Registration Statement pursuant to Rule 430B(f).

“430C Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430C.

“General Disclosure Package” shall have the meaning ascribed to such term in Section 3.1(d).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(j).

“Governmental Authority” shall have the meaning ascribed to such term in Section 3.1(aa).

“Hazardous Materials” shall have the meaning ascribed to such term in Section 3.1(zz).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(rr).

“Intellectual Property” shall have the meaning ascribed to such term in Section 3.1(dd).

“Issuer Covered Person” shall have the meaning ascribed to such term in Section 3.1(ggg).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Lock-Up Securities” shall have the meaning ascribed to such term in Section 4.12.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(p).

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(uu).

“OFAC” shall have the meaning ascribed to such term in Section 3.1(aaa).

“Old Warrants” mean those certain Series A Warrants to purchase up to 660,030 shares of Common Stock in the aggregate and Series C Warrants to purchase up to 310,478 shares of Common Stock in the aggregate issued pursuant to a securities purchase agreement, dated as of April 14, 2014, by and among the Company and the Purchasers (or Affiliates of the Purchasers).

“Old Warrant Shares” shall have the meaning ascribed to such term in Section 4.20.

“Pending Patents” shall have the meaning ascribed to such term in Section 3.1(ee).

“Per Share Purchase Price” equals $2.00, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

 “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

 “Placement Agent” means Maxim Group LLC.

“Placement Agency Agreement” means that certain placement agency agreement, of even date herewith, between the Company and the Placement Agent, pursuant to which the Placement Agent will act as placement agent with respect to the offering of Securities.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall have the meaning ascribed to such term in Section 3.1(a).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Registration Statement” means the effective registration statement with Commission file No. 333-193746 which registers the sale of the Shares to the Purchasers and the issuance of the Old Warrant Shares to the Purchasers (or their Affiliates or assigns).

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(j).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rules and Regulations” means the rules and regulations of the Commission.

“Sanctions” shall have the meaning ascribed to such term in Section 3.1(aaa).

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(n).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”), the Securities Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board, the Exchange Rules and applicable state securities laws and regulations.

“Shares” means the shares of Common Stock issued to each Purchaser pursuant to this Agreement in the number as specified below such Purchaser’s name on such Purchaser’s signature page of this Agreement and next to the heading “Shares” and “Old Warrant Shares.”  For the avoidance of doubt, the “Shares” shall include the “Old Warrant Shares” but not include any shares of Common Stock issuable upon exercise of the Warrants.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Shares and Warrants purchased hereunder as specified below such Purchaser’s name on such Purchaser’s signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth in the Disclosure Schedules and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Time of Sale Prospectus” shall have the meaning ascribed to such term in Section 3.1(a).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTCQB (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants and any other documents or agreements executed between the Company and the Purchasers in connection with the transactions contemplated hereunder.

“Transfer Agent” means Interwest Transfer Company, Inc., the current transfer agent of the Company, with a mailing address of 1981 E. Murray Holladay Road, Suite 100, Salt Lake City, UT 84117 and a facsimile number of (801) 277-3147, and any successor transfer agent of the Company.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.12(b).

“Warrants” mean the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to five (5) years, in the form of Exhibit A attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

2.1 Closing.  On the Closing Date, on the basis of the representations, warranties and agreements contained herein and subject to the terms and conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $4,000,000 of Shares and Warrants.  Each Purchaser shall deliver to the Placement Agent, via wire transfer or a certified check, immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser and the Company shall deliver to each Purchaser its respective Shares and a Warrant as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing.  Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of EGS or such other location as the parties shall mutually agree.  Unless otherwise agreed upon by the Company and the Placement Agent, settlement of the Shares shall occur via “Delivery Versus Payment” (“DVP”) (i.e., on the Closing Date, the Company shall issue the Shares registered in the Purchasers’ names and addresses and released by the Transfer Agent directly to the account(s) at the Placement Agent identified by each Purchaser; upon receipt of such Shares, the Placement Agent shall promptly electronically deliver such Shares to the applicable Purchaser, and payment therefor shall be made by the Placement Agent (or its clearing firm) by wire transfer to the Company).

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) (A) a legal opinion of Company Counsel, substantially in the form of Exhibit B attached hereto; and (B) a legal opinion of Z&T Law Firm, PRC counsel to the Company, substantially in the form of Exhibit C attached hereto;

(iii) subject to the last sentence of Section 2.1, a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) the number of Shares as specified below such Purchaser’s name on such Purchaser’s signature page of this Agreement and next to the heading “Shares,” registered in the name of such Purchaser;

(iv) a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 100% of such Purchaser’s Shares, with an exercise price equal to $2.71 per share, subject to adjustment therein (such Warrant certificate may be delivered within three Trading Days of the Closing Date); and

(v) the Prospectus (which may be delivered in accordance with Rule 172 under the Securities Act) shall have been filed with the Commission to cover the sale of the Shares hereunder in accordance with the Rules and Regulations.  No stop order suspending the effectiveness of the Registration Statement or of any respective part thereof shall have been issued and no Proceeding for that purpose shall have been instituted or, to the knowledge of the Company or the Placement Agent, shall have been contemplated by the Commission.

(b) As of the Closing Date, the Placement Agent shall have received the following:

(i) letters, dated as of the Closing Date, of each of Marcum Bernstein & Pinchuk LLP and Crowe Horwath (HK) CPA Limited in form and substance satisfactory to the Placement Agent, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to placement agents with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus;

(ii) a certificate,  dated as of the Closing Date, of the Chief Executive Officer of the Company in which such officer shall state that (i) the representations and warranties of the Company in this Agreement are true and correct; (ii) the Company has complied with all agreement and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; (iii) subsequent to the date of the most recent financial statements in the General Disclosure Package, there has been no material adverse change, nor any development or event involved a prospective material adverse change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and each Subsidiary as set forth in the General Disclosure Package; and (iv) no order suspending the use of the Registration Statement, General Disclosure Package or Prospectus in any applicable jurisdiction has been issued and no Proceedings for that purpose have been instituted or are pending;

(iii) a certificate, dated the Closing Date and signed by the principal financial officer of the Company with respect to certain operating data contained in the Registration Statement, the General Disclosure Package and the Prospectus and negative assurance on certain items in the Company’s results of operations in form and substance satisfactory to the Placement Agent; and

(iv) such other opinions, certificates, letters and documents as the Placement Agent reasonably requests.  The Placement Agent may in its sole discretion waive compliance with any conditions to the obligations of the Placement Agent hereunder.

(c) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company or the Placement Agent, as applicable, the following:

(i) this Agreement duly executed by such Purchaser; and

(ii) subject to the last sentence of Section 2.1, to the Placement Agent, such Purchaser’s Subscription Amount by wire transfer to the account directed by the Placement Agent.

2.3 Closing Conditions.

(a)           The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they will be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company.  Except as set forth in the Disclosure Schedules delivered by the Company to Purchaser on the date of this Agreement or, where indicated, the SEC Reports, the Company hereby represents and warrants to the Purchasers as of the date of this Agreement and as of the date of the Closing as set forth below:

(a)           Registration Statements and Prospectuses.  The Company has filed with the Commission the Registration Statement and such amendments to such Registration Statement as may have been required to the date of this Agreement, covering the registration of the Shares under the Securities Act, which has been declared effective by the Commission under the Securities Act.  “Registration Statement” at any particular time means such registration statement in the form then filed with the Commission, including any amendment thereto, any document incorporated by reference therein and all 430B Information and all 430C Information with respect to such registration statement, that in any case has not been superseded or modified.  For purposes of this definition, 430B Information shall be considered to be included in the Registration Statement as of the time specified in Rule 430B.  The Commission has not issued any order preventing or suspending the use of any preliminary prospectus or the Prospectus or suspending the effectiveness of the Registration Statement and no Proceedings or examination for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.  The prospectus in the form in which it appeared in the Registration Statement at the Effective Time is herein called the “Base Prospectus.” Each preliminary prospectus supplement to the Base Prospectus (including the Base Prospectus as so supplemented) that described the Shares and the offering thereof, that omitted the Rule 430B Information and that was distributed to investors prior to the Applicable Time is herein called a “Time of Sale Prospectus.” Promptly after the execution and delivery of this Agreement, the Company will prepare and file with the Commission a final prospectus supplement to the Base Prospectus relating to the Shares and the offering thereof in accordance with the provisions of Rule 430B and Rule 424(b) of the Rules and Regulations. Such final supplemental form of prospectus (including the Base Prospectus as so supplemented), in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act is herein called the “Prospectus.”  Any reference herein to the Base Prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date of such prospectus.

 (b)           Compliance with Registration Requirements. (i) (A) At the time the Registration Statement initially became effective, (B) at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether by post-effective amendment, incorporated report or form of prospectus), (C) at the Effective Time relating to the Shares and (D) on the Closing Date, the Registration Statement conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and (ii) (A) on its date, (b) at the time of filing the Prospectus pursuant to Rule 424(b) and (C) on the Closing Date, the Prospectus will conform in all respects to the requirements of the Securities Act and the Rules and Regulations.  The date of this Agreement is not more than three years subsequent to the initial effective time of the Registration Statement.  The Company has made available a bona fide electronic road show in compliance with Rule 433(d)(8)(ii) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Shares.

(c)           Ineligible Issuer. (i) At the earliest time after the filing of the Registration Statement that the Company or other offering participate made a bona fide offer (within the meaning of Rule 164(h)(2) of the Shares and (ii) at the date of this Agreement, the Company was not and is not an “ineligible issuer”, as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar Proceeding, not having had a registration statement be the subject of a Proceeding under Section 8 of the Securities Act and no being the subject of a Proceeding under Section 8A of the Securities Act in connection with the offering of the Offered Securities, all as described in Rule 405.

(d)           Accurate Disclosure. As of the Applicable Time, neither the Time of Sale Prospectus, including any documents incorporated by reference therein, nor the other information or materials distributed to prospective investors, if any, stated in Schedule B to this Agreement to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”) included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from the General Disclosure Package in reliance upon or in conformity with written information furnished to the Company by the Placement Agent specifically for use therein.  Each part of the General Disclosure Package, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Placement Agent as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement.  If at any time following the issuance of a part of the General Disclosure Package there occurred or occurs an event or development as a result of which such part of the General Disclosure Package conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such part of the General Disclosure Package, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (i) the Company has promptly notified or will promptly notify the Placement Agent and (ii) the Company has promptly amended or will promptly amend or supplement such part of the General Disclosure Package to eliminate or correct such conflict, untrue statement or omission.

Any reference to the General Disclosure Package or the Prospectus shall be deemed to refer to and include (i) the Company’s Annual Report on Form 10-K filed with the Commission pursuant to the Exchange Act on March 26, 2015 (the “Annual Report”), (ii) the Company’s Proxy Statement on Schedule 14A filed with the Commission pursuant to the Exchange Act on April 9, 2015, (iii) the Company’s Quarterly Report on Form 10-Q filed with the Commission pursuant to the Exchange Act on May 13, 2015 (the “Quarterly Report”) and (iv) all reports on Form 8-K that so indicate they are being incorporated by reference into the General Disclosure Package or the Prospectus, as the case may be, or that are expressly incorporated by reference into the General Disclosure Package pursuant to the Prospectus, or any amendment or supplement thereto.  All documents filed under the Exchange Act and so deemed to be included in the General Disclosure Package or the Prospectus, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports”.  The Annual Report, Quarterly Report and the Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

(e) Subsidiaries.  Except as set forth in the Disclosure Schedules or the SEC Reports, there are no direct or indirect subsidiaries of the Company.  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(f) Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized and validly existing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to material liability or disability by reason of the failure to be so qualified in any such jurisdiction, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted as described in the General Disclosure Package and the Prospectus.  Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, or is subject to liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(g) Dividends.  No Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to its shareholders, from making any other distribution on such subsidiary’s issued share capital, from repaying to the Company or any other Subsidiary of the Company any loans or advances to such subsidiary from the Company or such other Subsidiary or from transferring any of such Subsidiary’s properties or assets to any of the Company or other Subsidiary.

(h) Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals.  This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, assuming due authorization, execution and delivery by the other parties hereto, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.  The General Disclosure Package and the Prospectus have been duly authorized by and on behalf of the Company.

(i) No Conflicts.  The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and the use of proceeds as described in the General Disclosure Package and the Prospectus, will not result in a material breach or violation of any of the terms and provisions of, or constitute and default or a Debt Repayment Triggering Event (as defined below) under, or result in the imposition of any lien, charge, encumbrance or defect upon any property or assets of any of the Company or a Subsidiary, under (i) its Constitution, the charter, memorandum and articles of association, bylaws or equivalent organizational or constitutive documents of any of the Company a Subsidiary, (ii) any statute, rule, regulation or order of any Governmental Authority having jurisdiction over any of the Company or a Subsidiary or any of their properties, (iii) any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any Governmental Authority in the People’s Republic of China, the British Virgin Islands, the United States or any other jurisdiction where the Company or any Subsidiary was incorporated or operates, or (iv) any agreement or instrument (including each of the Transaction Documents) to which any of the Company or a Subsidiary is a party or by which any of the Company or a Subsidiary is bound or to which any of the properties of any of the Company or a Subsidiary is subject.  A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of Indebtedness (or any Person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such Indebtedness by any of the Company or a Subsidiary.

(j) Filings, Consents and Approvals.  Except as set forth in the Disclosure Schedules, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Authority or any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents or the offer, issue and sale of the Securities, the issuance of Warrant Shares, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of the Prospectus, (iii) application(s) to each applicable Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, and (v) such consents, waivers and authorizations that shall be obtained prior to the Closing (collectively, the “Required Approvals”).

(k) Authorization of the Securities; Registration.  The Shares and Warrants to be sold by the Company and their issue and sale and the underlying Shares and their issue are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and free and clear of all Liens imposed by the Company. No holder of any of the Securities when issued and fully paid is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Securities; and except as set forth in the General Disclosure Package and Prospectus, there are no limitations on the rights of holders of the Securities to hold or transfer their securities.

(l) Stamp Tax. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Placement Agent or any investor to the government of the United States or any political subdivision or taxing authority thereof or therein in connection with (i) the sale and delivery by the Company of the Securities to or for the account of any investor and (ii) the execution and delivery of the Transaction Documents, in each case other than income tax that is imposed on the Placement Agent or investor’s net income in the ordinary course of business.

(m) Capitalization.  The Company has an issued and fully paid up capital as set forth in the Disclosure Schedules, and all of the issued share capital of the Company has been duly and validly authorized and issued, is fully paid and conforms to the description of the Common Stock contained in the General Disclosure Package and the Prospectus.  All of the issued share capital of each Subsidiary have been duly and validly authorized and issued, and are fully paid in accordance with its articles of incorporation, articles of association or applicable foreign, federal, state and local laws, including, without limitation, the corporate law of the jurisdiction of the Company’s incorporation, and are nonassessable, if applicable.  Except as set forth in the Disclosure Schedules, all of the issued share capital or equity interest, as the case may be, of each Subsidiary is owned directly or indirectly by the Company, free and clear of all Liens, equities or claims.  Except as set forth in the Disclosure Schedules, the holders of outstanding shares of Common Stock are not entitled to preemptive or other rights to acquire the Securities.  The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock incentive plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act.  Except as set forth in the Disclosure Schedules, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as set forth in in the Disclosure Schedules, there are no outstanding options (other than options issued pursuant to any employees or directors of the Company), warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, shares of Common Stock or any other class of share capital of the Company.  There are no restrictions on subsequent transfers of the Securities under the laws of the United States except as set forth in the General Disclosure Package and the Prospectus or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents.  Except as set forth in the Disclosure Schedules, the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities.  Except as set forth in the Disclosure Schedules, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(n) SEC Reports.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto, documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.  Without prejudice to the generality of anything contained herein, all the operating information and data included in the General Disclosure Package and the Prospectus were true and accurate in all material respects as of the respective issue date and will be true and accurate in all material respects on the Closing Date.  Any statistical, industry-related and market-related data included in the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained written consent for the use of such data from such sources to the extent required.

(o) Termination of Contracts. None of the Company or any Subsidiary has sent or received any communications regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the General Disclosure Package and the Prospectus, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or any other party to such contract or agreement.

(p) Financial Statements. The financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related notes, present fairly the financial position of the Company and its consolidated Subsidiaries at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company and its consolidated Subsidiaries for the periods specified.  Said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

(q) Additional Material Liabilities. Since the date of the latest audited financial statements included in the General Disclosure Package and the Prospectus, neither the Company nor a Subsidiary has (i) except in the ordinary course of business, entered into or assumed any contract, (ii) except in the ordinary course of business, incurred or agreed to incur any liability (including any contingent liability) or other obligation, (iii) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (iv) except in the ordinary course of business, assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities), that would, in any of clauses (i) through (iv) above, be material to the Company and/or a Subsidiary and that are not otherwise described in the General Disclosure Package and Prospectus.

(r) The sections in the Annual Report and Quarterly Report entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the General Disclosure Package and Prospectus is accurate in all material respects. The Company does not have any off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or a Subsidiary, such as structured finance entities and special purpose entities that are reasonably likely to have a material effect on the liquidity of the Company or any Subsidiary.

(s) The sections in the Annual Report and Quarterly Report under “Management’s Discussion and Analysis of Financial Condition and Results of Operations —Critical Accounting Policies” in the General Disclosure Package and the Prospectus truly, fairly and accurately in all material respects describes (i) accounting policies which the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and which require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”), (ii) judgments and uncertainties affecting the application of Critical Accounting Policies and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company’s board of directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with legal counsel and independent accountants with regard to such disclosure.

(t) The statements set forth in the General Disclosure Package and the Prospectus under the captions “Description of Capital Stock,” “Description of Common Stock,” “Description of Warrants,” “Description of Securities,”  “Indemnification of Directors and Officers,” “Prospectus Supplement Summary,” and “Risk Factors,” insofar as they purport to describe the provisions of the laws and documents referred to therein, constitute accurate, complete and fair summaries regarding the matters described therein in all material respects.  The statements set forth in the Annual Report under the captions “Item 1. Business—Governmental and Environmental Regulation,” “Item 6. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources,” “Item 10. Directors, Executive Officers and Corporate Governance,” and “Item 11. Executive Compensation,” insofar as such statements summarize legal matters, agreements, documents or Proceedings discussed therein, are true and accurate summaries of such matters described therein in all material respects.

(u) Without prejudice to the generality of anything contained herein, all the operating information and data included in the General Disclosure Package and the Prospectus were true and accurate in all material respects as of the Applicable Time and will be true and accurate in all material respects on the Closing Date.  Any statistical, industry-related and market-related data included in the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained written consent for the use of such data from such sources to the extent required.

(v) Use of Proceeds.  The application of the net proceeds from the offering of the Securities, as described in Section 4.7 or in the General Disclosure Package and the Prospectus, will not contravene any provision of any current and applicable laws or the applicable constituent documents of any of the Company or a Subsidiary or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon any of the Company or a Subsidiary or any governmental or regulatory authorization applicable to any of the Company or a Subsidiary.

(w) Material Changes; Undisclosed Events, Liabilities or Developments.  None of the Company or its Subsidiaries has sustained, since the date of the latest audited financial statements included in the General Disclosure Package and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as set forth in the Disclosure Schedules.  Since the respective dates as of which information is given in the General Disclosure Package and the Prospectus,  (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) there has not been any change in the capitalization or short-term or long-term debt of the Company or any Subsidiary, other than repayments of debt in accordance with the terms thereof, and neither the Company nor any Subsidiary has declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock incentive plans.  Except as may be set forth in the Disclosure Schedules, the Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Securities contemplated by this Agreement, there has been no material adverse change and no other event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition, whether or not arising in the ordinary course of business, that would be required to be disclosed by the Company under applicable Securities Laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(x) Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(y) Labor Relations.  No labor dispute, work stoppage, slowdown or other conflict exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or a Subsidiary, which would reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in material compliance with all federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours in the United States and in each other jurisdiction in which it is incorporated or operates. No material labor dispute, work stoppage, slowdown, or other conflict with the employees of the Company or any Subsidiary exists or, to the Company’s knowledge, is threatened, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z) Compliance.  None of the Company or any Subsidiary is (i) in material breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of the United States or any other jurisdiction where it was incorporated or operates, (ii) in material breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any court or governmental agency or body or any stock exchange authorities (each a “Governmental Authority”) in the United States or any other jurisdiction in which it was incorporated or operates, (iii) in violation of its constituent documents or (iv) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except, with respect to clause (iv), where any default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aa) Regulatory Matters. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of its subsidiaries: (A) are and at all times have been in material compliance with all statutes, rules and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product sold, under development, manufactured or distributed by the Company or any subsidiary (“Applicable Regulatory Laws”); (B) have not received any correspondence or written notice from any other federal, state, local, national or foreign governmental or regulatory authority alleging or asserting material noncompliance with any Applicable Regulatory Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Regulatory Laws (“Authorizations”); (C) possess all material Authorizations and such Authorizations are valid and in full force and effect and neither the Company nor any subsidiary is in material violation of any term of any such Authorizations; (D) have not received written notice of any Proceeding, hearing, enforcement, investigation, arbitration or other action from any federal, state, local, national or foreign governmental or regulatory authority or third party alleging that any product, operation or activity is in material violation of any Applicable Regulatory Laws or Authorizations and has no knowledge that any federal, state, local, national or foreign governmental or regulatory authority or third party is considering any such Proceeding; (E) have not received written notice that any federal, state, local, national or foreign governmental or regulatory authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Authorizations and has no knowledge that any other federal, state, local, national or foreign governmental or regulatory authority is considering such action; and (F) have filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Regulatory Laws or Authorizations except where the failure to file such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments would not result in a material adverse effect on the Company and its subsidiaries, taken as a whole, and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission).

(bb) Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all tangible personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects.

(cc) Intellectual Property.  The Company and each Subsidiary owns, possesses, licenses or has other rights to use the patents and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct its business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the General Disclosure Package and the Prospectus (collectively, the “Intellectual Property”).  To the knowledge of the Company, none of the Intellectual Property is unenforceable or invalid; none of the Company or any Subsidiary has received any notice of violation or conflict with (and none of the Company or a Subsidiary knows of any basis for violation or conflict with) rights of others with respect to the Intellectual Property; there are no pending or, to the Company’s knowledge, threatened Proceedings or claims by others that allege any of the Company or a Subsidiary is infringing any patent, trade secret, trademark, service mark, copyright or other intellectual property or proprietary right.  To the knowledge of the Company, the discoveries, inventions, products or processes of the Company or a Subsidiary referenced in the General Disclosure Package and the Prospectus do not violate or conflict with any intellectual property or proprietary right of any third Person, or any discovery, invention, product or process that is the subject of a patent application filed by any third Person; no officer, director or employee of any of the Company or a Subsidiary is in or has ever been in violation of any term of any patent non-disclosure agreement, invention assignment agreement, or similar agreement relating to the protection, ownership, development use or transfer of the Intellectual Property or, to the Company’s knowledge, any other intellectual property, except where any violation would not, individually or in the aggregate, have a Material Adverse Effect.  None of the Company or any Subsidiary are in breach of, and have complied in all material respects with all terms of, any license or other agreement relating to the Intellectual Property.  There are no contracts or other documents related to the Intellectual Property required to be described in or filed as an exhibit to the General Disclosure Package and the Prospectus other than those described in or filed as an exhibit to the General Disclosure Package and the Prospectus.  Except as disclosed in the General Disclosure Package and the Prospectus, none of the Company or a Subsidiary is subject to any non-competition or other similar restrictions or arrangements relating to any business or service anywhere in the world.  The Company and each Subsidiary has taken all necessary and appropriate steps to protect and preserve the confidentiality of applicable Intellectual Property (“Confidential Information”).  All use or disclosure of Confidential Information owned by the Company or a Subsidiary by or to a third party has been pursuant to a written agreement between the Company and/or Subsidiary and such third party.  All use or disclosure of Confidential Information not owned by the Company or a Subsidiary has been pursuant to the terms of a written agreement between the Company and/or Subsidiary and the owner of such Confidential Information, or is otherwise lawful.

(dd) Patents. The pending patent applications set forth in the General Disclosure Package and the Prospectus (the “Pending Patents”) are being diligently prosecuted by the Company and/or Subsidiaries.  To the Company’s knowledge, there is no existing patent or published patent application that would interfere, conflict with or otherwise adversely affect the validity, enforcement or scope of the Pending Patents if claims of such Pending Patents were issued in substantially the same form as currently written.  No security interests or other Liens have been created with respect to the Pending Patents; and the Pending Patents have not been exclusively licensed to another entity or Person.

(ee) Insurance.  The Company and the Subsidiaries each maintain insurance covering their respective properties as the Company reasonably deems adequate.  Such insurance protects the Company and the Subsidiaries against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost. There is no material insurance claim made by or against the Company or any Subsidiary pending, threatened or outstanding and no facts or circumstances exist which would reasonably be expected to give rise to any such claim and all due premiums in respective thereof have been paid.

(ff) Transactions With Affiliates and Employees.  Except as set forth in the General Disclosure Package and the Prospectus, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary (including his/her spouse, children, or any company or undertaking in which he/she holds a controlling interest) is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock incentive plan of the Company. There are no relationships or transactions between the Company and/or a Subsidiary on the one hand and the Company’s affiliates, officers and directors or their shareholders, customers or suppliers on the other hand, which are not disclosed as required in the General Disclosure Package and the Prospectus.

(gg) Sarbanes-Oxley; Internal Accounting Controls.  The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date.  Other than as set forth in the SEC Reports, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(hh) A member of the Audit Committee of the Company (the “Audit Committee”) has confirmed to the Chief Executive Officer or Chief Financial Officer of the Company that the Audit Committee is not reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Audit Committee review or investigate, (i) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years; or (ii) any significant deficiency, material weakness, change in internal controls or fraud involving management or other employees who have a significant role in internal controls other than as set forth in the SEC Reports.

(ii) Certain Fees.  Except as set forth in the Prospectus, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  To the knowledge of the Company, the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(jj) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares and Warrants, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(kk) Registration Rights.  Other than as set forth in the Disclosure Schedules, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(ll) Except as set forth in the Disclosure Schedules, Company has not sold, issued or distributed any shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Securities Act, other than shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(mm) Securities Exchange Act Registration; Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Common Stock outstanding as of the date hereof is listed on the NASDAQ Capital Market.  Except as set forth in the General Disclosure Package and the Prospectus, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.  The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(nn) Application of Takeover Protections.  The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(oo) Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus.   The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.  All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, taken as a whole, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(pp) No Integrated Offering. Except as required by this Agreement and assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(qq) Solvency.  Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.  The Disclosure Schedules set forth all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $150,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $150,000 due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(rr) Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(ss) Foreign Corrupt Practices.  The Company and each Subsidiary and, to their knowledge, their affiliates and each of their respective officers, directors, supervisors, managers, agents and employees has not violated, its participation in the offering will not violate, and it has instituted and maintains policies and procedures designed to (i) ensure continued compliance with anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, the FCPA or any other applicable law, rule or regulation of similar purpose and scope or (ii) prohibit (A) the use of corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (B) the making of any direct or indirect unlawful payment to any government official or employee from corporate funds or (C) the making of any bribe, rebate, payoff, influence payment, kickback or other unlawful payment (collectively, the “Anti-Bribery Laws”). Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Anti-Bribery Laws.

(tt) The Company and each Subsidiary, and, to their knowledge, their affiliates and each of their respective officers, directors, supervisors, managers, agents, and employees, has not violated, its participation in the offering will not violate, and it has instituted and at all times has maintained policies and procedures designed to ensure continued compliance with the anti-money laundering laws, regulations or government guidance regarding anti-money laundering, and international anti-money laundering principals or procedures of the United States and any related or similar statutes, rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(uu) Accountants.  The Company’s accounting firm is set forth in the General Disclosure Package and the Prospectus.  To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s annual report for the fiscal year ending December 31, 2015.

(vv)  Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.  The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ww) Acknowledgement Regarding Purchaser’s Trading Activity.  Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(e) and 4.13 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.  The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(xx) Regulation M Compliance.  The Company has not, and to its knowledge, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities or as otherwise set forth in the Prospectus.

(yy) The Company and each Subsidiary and their respective properties, assets and operations are in compliance in all material respects with and hold all permits, authorizations and approvals required under Environmental Laws (as defined below).  There are no past, present or reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by any of the Company or a Subsidiary with, Environmental Laws.  None of the Company or any Subsidiary (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened Proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below), except where (i), (ii), (iii) and (iv) would not, individually or in the aggregate, have a Material Adverse Effect. As used herein, “Environmental Law” means any national, provincial, municipal or other local or foreign law, statute, ordinance, rule, regulation, order, notice, directive, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law.

(zz) Office of Foreign Assets Control.  Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company  or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).  None of the Company or any Subsidiary, nor, to the knowledge of any of the Company or a Subsidiary, any director, officer, agent, employee, affiliate or Person acting on behalf of any of the Company or a Subsidiary (i) has been or is, or is controlled or owned by an individual or entity that has been or is or is, subject to (A) any trade, economic or military sanctions administered by or issued against any nation by the United Nations or any governmental or regulatory authority of the United States, United Kingdom, Australia, Germany, Hong Kong, Canada, France, Switzerland and Italy, including the Office of Foreign Assets Control of the United States Treasury Department (including but not limited to the designation as a “specially designated national or blocked person” thereunder), the United Nations Security Council, Her Majesty’s Treasury of the United Kingdom or any other relevant sanctions authority, or any orders or licenses publicly issued under the authority of any of the foregoing, or (B) any sanctions or requirements imposed by, or based upon the obligations or authorizations set forth in, the United States Trading With the Enemy Act, the United States International Emergency Economic Powers Act, the United States United Nations Participation Act, the United States Syria Accountability and Lebanese Sovereignty Act, or the United States Iran Sanctions Act of 2006, all as amended, or any foreign assets control regulations of the United States Treasury Department (including but not limited to 31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto (collectively, “Sanctions”), (ii) has been or is located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria) or (iii) has violated, will though its participation in the offering violate or failed to institute and maintain policies and procedures designed to ensure continued compliance with Sanctions.  To the knowledge of the Company, there have been no transactions or connections between the Company or any Subsidiary, on the one hand, and any country, Person, or entity in countries subject to Sanctions or who perform contracts in support of projects in or for the benefit of those countries, on the other hand other than de minimis sales to customers in Iran in 2010.

(aaa) None of the Company nor any Subsidiary has entered into any memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or a material acquisition or disposition of assets, technologies, business units or businesses.

(bbb) U.S. Real Property Holding Corporation.  The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(ccc) Bank Holding Company Act.  Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.  Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ddd) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Warrants or the Warrant Shares issuable upon exercise thereof by the Company to the Purchasers as contemplated hereby.

(eee) No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Warrant or Warrant Shares by any form of general solicitation or general advertising.  The Company has offered the Warrant and Warrant Shares for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(fff) No Disqualification Events.  With respect to the Warrant and Warrant Shares to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, or, to the knowledge of the Company, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(ggg) Other Covered Persons. Other than the Placement Agent, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(hhh) No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(iii) Notice of Disqualification Events. The Company will notify the Purchasers and the Placement Agent in writing, prior to the Closing Date, of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

(jjj) Neither the Company nor any other Person on behalf of the Company has made or makes any oral representations or warranties as to the accuracy or completeness of any information regarding the Company furnished or made available to any Purchaser or its representatives or as to the future revenue, profitability or success of the Company, or any representation or warranty arising from statute or otherwise in law.

3.2 Representations and Warranties of the Purchasers.  Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority.  Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Understandings or Arrangements.  Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws).  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.  Specifically, such Purchaser understands that the Warrants and the Warrant Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such Securities as principal for its own account, not as nominee or agent, and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell such Securities pursuant to a registration statement, if applicable, or otherwise in compliance with applicable federal and state securities laws).

(c) Purchaser Status.  At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the General Disclosure Package and the Prospectus and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Such Purchaser acknowledges and agrees that neither the Placement Agent nor any Affiliate of the Placement Agent has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired.  Neither the Placement Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any Affiliate may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it.  In connection with the issuance of the Securities to such Purchaser, neither the Placement Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to such Purchaser.

(f) Certain Transactions and Confidentiality.  Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(g) No General Solicitation.  Such Purchaser is not purchasing the Warrants or the Warrant Shares as a result of the Registration Statement or any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(h) Beneficial Ownership.  Such Purchaser represents that neither such Purchaser nor any group of Purchasers (as identified in a public filing made with the SEC) of which such Purchaser is a part in connection with the transactions contemplated hereby, acquired, or obtained the right to acquire, 4.99% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

(i) Such Purchaser acknowledges and agrees that neither the Company nor any other Person has made any oral representation or warranty as to the Company or this Agreement.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Removal of Legends.

(a) The Warrants and Warrant Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Warrants or Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Warrant or Warrant Shares under the Securities Act.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Warrants or Warrant Shares in the following form:

 NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Warrants or Warrant Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Warrants or Warrant Shares to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Warrants and Warrant Shares may reasonably request in connection with a pledge or transfer of the Warrants or Warrant Shares.

(c) Certificates evidencing the Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act (provided, however, that it is acknowledged and agreed that no Purchaser is entitled to any registration rights with respect to, and the Company is not obligated to prepare or file any registration statement for the resale of, any Warrant or Warrant Share), (ii) following any sale of such Warrant Shares pursuant to Rule 144, (iii) if such Warrant Shares are eligible for sale under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Warrant Shares and without volume or manner-of-sale restrictions or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) (“Effective Date”). The Company shall cause the Transfer Agent to remove the legend on the certificate evidencing the Warrant Shares promptly after the Effective Date upon the request of a holder thereof.  If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Warrant Shares and without volume or manner-of-sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Warrant Shares shall be issued free of all legends.  The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than five Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Warrant Shares, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.  Certificates for Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.

(d) The Shares shall be issued free of legends.

4.2 Furnishing of Information.

(a) Until the earliest of the time that (i) no Purchaser (without giving effect to any assignments pursuant to Section 5.7 except to a Purchaser’s Affiliate) owns Securities as shown on the stock records of the Company maintained by the Company’s transfer agent or, with respect to the Warrants, as shown on the warrant registry maintained by the Company or its transfer agent or (ii) the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

(b)  At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Warrant Shares may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, such period not to exceed thirty-six (36) months from the date hereof, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser holding Warrants at such time, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Warrant Shares, an amount in cash equal to one percent (1.0%) of the aggregate market value of such Warrant Shares at issue on the day of a Public Information Failure, as measured by the VWAP (as defined in the Warrant) of the Common Stock on the applicable date), and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required  for the Purchasers to transfer the Warrant Shares pursuant to Rule 144.  The payments to which a Purchaser shall be entitled pursuant to this Section 4.2 are referred to herein as “Public Information Failure Payments.”  Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured.  In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.0% per month (prorated for partial months), up to the maximum amount of interest allowable pursuant to applicable law, until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(c) The Company will promptly advise the Placement Agent of any proposal to amend or supplement the Registration Statement at any time and the Company will advise the Placement Agent promptly of (i) the filing of any such amendment or supplement; (ii) any request by the Commission or its staff for any amendment to the Registration Statement or for any additional information; (iii) the institution by the Commission of any stop order Proceedings in respect of the Registration Statement or the threatening of any Proceeding for that purpose; and (iv) the receipt by the Company of any such notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any Proceedings for that purpose.  The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

4.3 Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Warrants in a manner that would require registration under the Securities Act of the sale of the Warrants  or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity.  The Company shall (a) by 9:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto (the “8-K Filing”), with the Commission within the time required by the Exchange Act.  From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents.  In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate.  The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission or any registration statement relating to the Warrants and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.5 Shareholder Rights Plan.  No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6 Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law.  To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, then Company shall simultaneously file such notice with the Commission pursuant to an 8-K filing.

4.7 Furnishing of Prospectuses.  The Company will furnish to the Placement Agent copies of the Registration Statement, General Disclosure Package and Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such form and quantities as the Placement Agent reasonably request.  The Company will pay the expenses of the preparation, printing and distributing to the Placement Agent all such documents.

4.8 Use of Proceeds.  Except as set forth in the Disclosure Schedules, General Disclosure Package and the Prospectus, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds: (a) for the redemption of any Common Stock or Common Stock Equivalents, (b) for the settlement of any outstanding litigation or (c) in violation of FCPA or OFAC regulations.

4.9 Indemnification of Purchasers.   Subject to the provisions of this Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer, incur or become subject to insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Time of Sale Prospectus as of any time, General Disclosure Package, the Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (c) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance) and will reimburse each Purchaser Party for reasonable legal or other expenses reasonably incurred by such Purchaser Party in connection with defending against any loss, expense, damage, liability or Proceeding whatsoever.  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party, but the failure to notify the Company shall not relieve it from liability that it may have under this Section 4.9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (ii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company shall not, without the prior written consent of the Purchaser Party, which consent shall not be unreasonably withheld or delayed, effect any settlement of any pending or threatened action in respect of which any Purchaser Party is or could have been a party and indemnity could have been sought hereunder by such Purchaser Party unless such settlement (i) includes an unconditional release of such Purchaser Party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability, or a failure to act by or on behalf of a Purchaser Party.  The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law; provided, however, that no Purchaser shall be entitled to any double recovery of damages as a result of the exercise of any other such right.

4.10 Reservation of Securities. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

4.11 Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares and Warrant Shares on such Trading Market and promptly secure the listing of all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible.  The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.12 Subsequent Equity Sales.

(a) From the date hereof until six (6) months following the Closing Date, the Company will not, directly or indirectly, take any of the following actions with respect to its Common Stock or Common Stock Equivalents (the “Lock-Up Securities”): (i) offer, sell, issue, contract to sell, pledge or otherwise dispose of the Lock-Up Securities; (ii) offer, sell, issue, contract to sell, contract to purchase or grant any option, right or warrant to purchase Lock-Up Securities; (iii) enter into any swap, hedge or any other agreement that transfers, in whole or in part, the economic consequences of ownership of Lock-Up Securities; (iv) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act; or (v) file with the Commission a registration statement under the Securities Act relating to Lock-Up Securities (other than a registration statement relating to the Warrant Shares which shall be filed in accordance with Section 4.19 herein) or publicly disclose the intention to take any such action, without the prior written consent of the Placement Agent, except issuances of Lock-Up Securities pursuant to the conversion or exchange or convertible or exchangeable securities or other exercise of warrants or options, in each case outstanding on the date hereof, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Lock-Up Securities pursuant to the exercise of such options.

(b) From the date hereof until such time as the Warrants are no longer outstanding (by virtue of exercise, expiration or otherwise), the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents for cash consideration (or a combination of units hereof) involving a Variable Rate Transaction.  “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.  Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(c) Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

4.13 Equal Treatment of Purchasers.  No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration is also offered to all of the parties to this Agreement.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.14 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction.  Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable Securities Laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.4.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.15 Capital Changes.  Until the one year anniversary of the Closing Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares then outstanding and still held by the Purchasers, other than a reverse stock split or reclassification that is effected to maintain the listing of the Common Stock on the Trading Market.

4.16 Compliance with Warrant Provisions; Exercise Procedures.  Each of the form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants.  Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants.  No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants.  The Company shall comply with the provisions of the Warrants and honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.17 Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions.  The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Shares and Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.18 Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Warrant and Warrant Shares as required under Regulation D and to provide a copy thereof, promptly upon written request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Warrant and Warrant Shares for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.19 Registration Statement.  As soon as reasonably practicable (and in any event within 45 calendar days after the date of this Agreement), the Company shall file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) providing for the resale by the Purchasers of the Warrant Shares issued and issuable upon exercise of the Warrants.  The Company shall use its best efforts to cause such registration to become effective 181 days following the Closing Date and to keep such registration statement effective at all times until (a) the Warrant Shares are sold under such registration statement or pursuant to Rule 144 under the Securities Act, (b) the Warrant Shares may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 under the Securities Act, and (c) the five (5) year anniversary of the date of the issuance of the Warrants, whichever is the earliest to occur.  Subject to the accuracy of the information provided by the Purchasers to the Company, the Company shall ensure that such registration statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.  After the date hereof and during any period in which a prospectus or prospectus supplement relating to any of the Securities subject to registration under this Section 4.19 is required to be delivered by any Purchaser pursuant to the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 of the Securities Act), (i) the Company will notify the Purchasers promptly of the time when any subsequent amendment to such registration statement, other than documents incorporated by reference, has been filed with the Commission or has become effective or any subsequent supplement to the prospectus regarding such Securities or any of the Purchasers or any subsequent amendment to the prospectus or any supplement or amendment to the prospectus supplement has been filed with the Commission and of any comment letter from the Commission or any request by the Commission for any amendment or supplement to such registration statement, any amendment to the prospectus, any supplement to the prospectus that relates to the Securities subject to such registration statement under this Section or any of the Purchasers, or any amendment or supplement to the prospectus supplement, provided that no notification of the Purchasers shall be required if such amendment, supplement, or comment, or request would not, and would not seek, to limit the rights of the Purchasers or the Warrant Shares, (ii) the Company will prepare and file with the Commission, promptly upon a Purchaser’s request, any amendments or supplements to such registration statement, prospectus or prospectus supplement that, in the Company’s reasonable opinion, may be necessary in connection with any resale of the Warrant Shares by such Purchaser (provided, however, that the failure of such Purchaser to make such request shall not relieve the Company of any obligation or liability hereunder), (iii) the Company will not file any amendment or supplement to a registration statement, prospectus or prospectus supplement, other than documents incorporated by reference, relating to the Warrant Shares subject to registration under this Section 4.19 unless a copy thereof has been submitted or made available to each Purchaser within a reasonable period of time before the filing and no Purchaser has reasonably objected in writing thereto (provided, however, that (A) the failure of any Purchaser to make such objection shall not relieve the Company of any obligation or liability hereunder, and (B) the Company has no obligation to provide a Purchaser any advance copy of such filing or to provide such Purchaser an opportunity to object to such filing if such filing does not name such Purchaser or specifically discuss the Warrant Shares subject to registration under this Section 4.19 as contemplated hereby) and the Company will furnish or make available to each Purchaser at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into a registration statement, prospectus or prospectus supplement, except for those documents available via EDGAR, and (iv) the Company will cause each amendment or supplement to the prospectus or prospectus supplement, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act.  Each Purchaser shall furnish the Company a questionnaire in the form attached hereto as Schedule 4.19 prior to the filing of such registration statement.

4.20 Exchange. Upon delivery of the Old Warrants by the Purchasers (including any Affiliates or assigns of the Purchasers) to the Company, the Company shall issue to such Purchasers (or Affiliate or assign of such Purchasers), for each share of Common Stock underlying the Old Warrants, one share of Common Stock (the “Old Warrant Shares”), which Old Warrant Shares shall be issued pursuant to the Registration Statement.  Upon surrender of the Old Warrants to the Company and issuance of the Old Warrant Shares to the Purchasers pursuant to this Section 4.20, the Old Warrants shall be terminated and of no further force and effect.

4.21 Restriction on Transfers. The Purchasers (including any Affiliates or assigns of the Purchasers) shall not sell, pledge (other than in connection with a margin account), assign or otherwise transfer the Shares except as follows:

(a) Until the tenth (10th) Trading Date after the Closing Date, at any time that the Company's Common Stock is trading below $2.50 per share on the Trading Market as reported by Bloomberg L.P., no Purchaser may, together with any person acting on behalf of or pursuant to any understanding with such Purchaser, sell Shares received by such Purchaser pursuant to this Agreement during any Trading Day in an amount, in the aggregate, exceeding 6% of the composite aggregate share trading volume of the Common Stock measured at the time of each sale of securities during such Trading Day as reported on Bloomberg L.P., except as provided under Section 4.21(b) below.

(b) Notwithstanding anything to the contrary set forth herein, the Purchaser may sell Shares in excess of those restrictions described in Section 4.21(a) above at any time on which the Company’s Common Stock is trading above $2.50 per share on the Trading Market as reported on Bloomberg L.P.

(c) The Company shall have the right to request electronic records from the Purchasers relating to its trading of the Shares to ensure compliance with this Section 4.21, which shall be delivered within two business days of the date of each such request.

(d) For the avoidance of any doubt, beginning on the eleventh (11th) Trading Date after the Closing Date, this Section 4.21 shall no longer be in effect and the Purchasers shall no longer be subject to the restrictions herein.

ARTICLE V.
MISCELLANEOUS

5.1 Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder and the Company’s obligations with respect to such Purchaser only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before June 5, 2015; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3 Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, General Disclosure Package and the Prospectus, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least a majority in interest of the Shares based on the initial Subscription Amounts hereunder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Purchaser may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger).  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries.   The Placement Agent shall be a third party beneficiary of the representations and warranties of the Purchasers hereunder. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in this Section 5.8 and in Section 4.8.

5.9 Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.9, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Compliance with Anti-Bribery Laws, Money Laundering Laws and Sanctions.  The Company will not, and the Company will procure that each of its Subsidiaries , any of their respective affiliates and any Person acting on its or their behalf will not, (i) violate any of the Anti-Bribery Laws, Money Laundering Laws or Sanctions or (ii) directly or indirectly use the proceeds from the offering of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person or entity, for the purpose of financing or facilitating the business or the activities of any Person, or in any country or territory that, at the time of such financing or facilitation, is subject to any Sanctions, or in any other manner that will result in a violation of Sanctions by any Person.

5.11 Free Writing Prospectus.  The Company represents and agrees that, unless it obtains the prior consent of the Placement Agent, and the Placement Agent represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Offered Securities that would constitute a “free writing prospectus” as defined in Rule 405 of the Securities Act required to be filed with the Commission.

5.12 Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.13 Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.14 Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.15 Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of an exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.16 Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and an agreement, in a form reasonably satisfactory to the Company, by the holder of such Securities to indemnify the Company with respect to the issuance of such replacement certificate or instrument.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.17 Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.18 Payment Set Aside.  To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.19 Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.  For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through EGS.  EGS does not represent any of the Purchasers and only represents the Placement Agent.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.  It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.20 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.21 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.22 WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NOVA LIFESTYLE, INC.	Address for Notice:
By:__________________________________________ Name: Title: With a copy to (which shall not constitute notice):	Fax:
McKenna Long & Aldridge LLP 303 Peachtree Street Atlanta, GA 30308 Attention: Thomas Wardell, Esq. Fax: (404) 527-4198

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO NOVA SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________
Signature of Authorized Signatory of Purchaser: _________________________________
Name of Authorized Signatory: _______________________________________________
Title of Authorized Signatory: ________________________________________________
Email Address of Authorized Signatory:_________________________________________
Facsimile Number of Authorized Signatory: __________________________________________
Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: _____________

Shares: ____________

Warrants: _________________

Old Warrant Shares: ____________

EIN Number: _______________________

☐  Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to purchase the securities set forth in this Agreement to be purchased from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur on the third (3rd) Trading Day following the date of this Agreement and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or purchase price (as applicable) to such other party on the Closing Date.

[SIGNATURE PAGES CONTINUE]

Schedule 4.19
Selling Stockholder Questionnaire

SELLING STOCKHOLDER QUESTIONNAIRE

Nova Lifestyle, Inc., a Nevada corporation (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Registration Statement”) to register under Rule 415 of the Securities Act of 1933, as amended, the resale of                  shares of common stock, par value $0.001 per share, of the Company (the “Registrable Securities”) issuable upon exercise of a warrant issued by the Company to  .  The form of prospectus that forms a part of the Registration Statement is referred to herein as the “Prospectus.”

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, the holder of Registrable Securities will be required to be named as a selling stockholder in the Prospectus and deliver a Prospectus to each purchaser of the Registrable Securities.

In order for us to file the Registration Statement and include the Registrable Securities beneficially owned by you therein, you must complete, sign and deliver this Selling Stockholder Questionnaire (this “Questionnaire”) to the Company at the address set forth below.  If you fail to do so, you will not be named as a selling stockholder in the Registration Statement and may not be able to use the Prospectus forming a part thereof to resell the Registrable Securities that you hold.

If there is insufficient room on this Questionnaire for you to answer any question, please continue your answer on a separate page and attach it to this Questionnaire or write on the back of the page.  For your protection and the protection of the Company, it is important that all of your answers be as accurate and as complete as possible and that you notify the Company promptly if you become aware that an answer to this Questionnaire is no longer correct.  PLEASE PROVIDE A RESPONSE TO EVERY QUESTION, indicating “None” or “Not Applicable” where appropriate.

Please be aware that various legal consequences arise from being named as a selling stockholder in the Registration Statement and the Prospectus.  We strongly advise you to consult your own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the Prospectus.

Please complete, sign and return the Questionnaire NO LATER THAN                  by mail and email to:

McKenna Long & Aldridge LLP
303 Peachtree Street
Atlanta, GA 30308
Attention:  Thomas Wardell, Esq.
Fax: (404) 527-4198

1

ELECTION

The undersigned (the “Selling Stockholder”) hereby elects to include in the Registration Statement the Registrable Securities beneficially owned by such holder and listed below in Item 2(b).  By signing and returning this Questionnaire, the undersigned agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Questionnaire.

The Selling Stockholder hereby agrees to deliver to the Company the Notice of Transfer set forth in Exhibit 1 to this Questionnaire following any sale of Registrable Securities pursuant to the Registration Statement.

The Selling Stockholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	(a)	Full legal name of the Selling Stockholder:

(b)	Full legal name of the registered holder (if not the same as in (a) above) of the Registrable Securities listed in Item 2(a) below:

(c)	Brief description of Selling Stockholder’s business:

2.	Beneficial ownership of securities of the Company:

Except as set forth below in this Item 2, the undersigned Selling Stockholder does not beneficially own any securities of the Company.

State any exceptions here:

Definition of “Beneficial Owner.”  A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (1) voting power which includes the power to vote, or to direct the voting of, such security; and/or (2) investment power which includes the power to dispose, or direct the disposition of, such security.  Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2

(a)	Number of Registrable Securities beneficially owned by the Selling Stockholder:

(b)	Number of Registrable Securities which the undersigned wishes to be included in the Registration Statement:

Of such Registrable Securities:

Shares as to which the Selling Stockholder has sole voting power:

Shares as to which the Selling Stockholder has shared voting power:

Shares as to which the Selling Stockholder has sole investment power:

Shares as to which the Selling Stockholder has shared investment power:

Shares subject to options or warrants:

If any of the Registrable Securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please describe the details thereof below:

(c)	Number of securities of the Company other than Registrable Securities beneficially owned by the Selling Stockholder:

Of such other securities:

Shares as to which the Selling Stockholder has sole voting power:

Shares as to which the Selling Stockholder has shared voting power:

3

Shares as to which the Selling Stockholder has sole investment power:

Shares as to which the Selling Stockholder has shared investment power:

Shares subject to options or warrants:

If any of such other securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please describe the details thereof below:

(d) Does the Selling Stockholder wish to disclaim beneficial ownership of any securities of the Company that it beneficially owns?

☐ Yes                      ☐ No

If the answer is “Yes,” please furnish the following information with respect to the person or persons who should be shown as the beneficial owners of the securities in question:

Name and address of Beneficial Owner	Relationship of Such Person to Selling Stockholder	Number of Shares Beneficially Owned

(e) Does the Selling Stockholder have any present plans to otherwise acquire, dispose of or transfer any securities of the Company prior to the anticipated filing date of the Registration Statement?

☐ Yes                      ☐ No

3.	Broker-Dealer Status:

Is the Selling Stockholder a registered broker dealer?

☐ Yes                      ☐ No

If “Yes,” did the Selling Stockholder receive any securities of the Company that it beneficially owns as compensation for investment banking or similar services?

☐ Yes                      ☐ No
Note that in general the Company will be required to identify any registered broker-dealer as an underwriter in the Prospectus.

4

4.	Affiliation with Broker-Dealers:

Is the Selling Stockholder an affiliate1 of a registered broker-dealer?

☐ Yes                      ☐ No

If “Yes,” please answer the remaining questions in this Item (4).

(a)	Please describe the affiliation between the Selling Stockholder and any registered broker-dealers:

(b)	If the Registrable Securities were purchased by the Selling Stockholder other than in the ordinary course of business, please describe the circumstances:

(c)
If the Selling Stockholder, at the time of receipt of the Registrable Securities, has had any agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities, please describe such agreements or understandings:

Note that if the Selling Stockholder is an affiliate of a broker-dealer and did not purchase the Registrable Securities in the ordinary course of business or at the time of the purchase had any agreements or understandings, directly or indirectly, to distribute the securities, the Company must identify the Selling Stockholder as an underwriter in the Prospectus.

1
An “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

5

5.  Making a Market in the Registrable Securities:

Does the Selling Stockholder plan to make a market in the Registrable Securities?

☐ Yes                      ☐ No

If “Yes,” does the Selling Stockholder plan to use the Prospectus as a market making prospectus?

☐ Yes                      ☐ No

6.	Beneficial Ownership by Natural Persons:

If the Selling Stockholder is an entity, does any natural person have voting or investment power over the Registrable Securities held by the Selling Stockholder?2

☐ Yes                      ☐ No

If so, please state that person’s or persons’ name(s):

7.	Relationships with the Company:

Except as set forth below, neither the Selling Stockholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or their respective predecessors or affiliates) during the past three years.

State any exceptions here:

8.	Plan of distribution:

Except as set forth below, the undersigned Selling Stockholder intends to distribute the Registrable Securities listed above in Item (2) only as set forth in Exhibit 2 to this Questionnaire.

2
Please answer “Yes” if any natural person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power which includes the power to dispose, or to direct the disposition of, the Registrable Securities held by the Selling Stockholder.

6

State any exceptions here:

By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement and the Prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company and its legal counsel in connection with the preparation or amendment of the Registration Statement and the Prospectus.

If the Selling Stockholder transfers all or any portion of its Registrable Securities after the date on which the information in this Questionnaire is provided to the Company, the undersigned hereby agrees to notify the transferee(s) at the time of transfer of its rights and obligations hereunder.

By signing below, the undersigned represents that the information provided herein is accurate and complete.  The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the filing of the Registration Statement and completion of the offering and resale of the Registrable Securities thereunder.

Once this Questionnaire is executed by the Selling Stockholder and received by the Company, the terms of this Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Stockholder (with respect to the Registrable Securities beneficially owned by such Selling Stockholder and listed in Item (2) above).  This document shall be governed in all respects by the laws of the State of Nevada without regard to conflicts of laws principles of such State.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                                                                                       [                                     ]
 Date

       By:
Name:
Title:

7

Exhibit 1

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Nova Lifestyle, Inc.
6565 E. Washington Blvd.
Commerce, CA 90040
Attention:

Re:	Common Stock of Nova Lifestyle, Inc. (the “Company”)

Dear Sirs:

Please be advised that [                                   ] has transferred [          ]shares of common stock, par value $0.001 per share, of the Company (the “Securities”) pursuant to an effective Registration Statement on Form S-3 (File No. [_________]) filed by the Company with the Securities and Exchange Commission.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Securities is named as a selling stockholder in the prospectus dated as of [           ], or in amendments or supplements thereto, and that the number of Securities transferred are [a portion of] the Securities listed in such Prospectus as amended or supplemented opposite such owner’s name.

Dated:

Very truly yours,

                          (Name)

By:
             (Authorized Signature)

8

Exhibit 2

PLAN OF DISTRIBUTION

The selling stockholder, including its transferees, donees, pledgees, assignees and successors-in-interest, may, from time to time, sell, transfer or otherwise dispose of any or all of the shares of common stock offered by this prospectus from time to time on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at market prices prevailing at the time of sale, at prices related to prevailing market price, at varying prices determined at the time of sale or at negotiated prices. The selling stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	broker-dealers may agree with the selling shareholder to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; and

•	any other method permitted pursuant to applicable law.

The selling stockholder may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the Securities Act), if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholder may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholder or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser in amounts to be negotiated. The selling stockholder does not expect these commissions and discounts relating to its sales of shares to exceed what is customary in the types of transactions involved.

The selling stockholder may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling shareholders may also sell shares of our common stock short and deliver these securities to close out its short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus, as supplemented or amended to reflect such transaction.

9

The selling stockholder and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The selling stockholder has informed us that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the common stock.

Because the selling stockholder may be deemed to be an “underwriter” within the meaning of the Securities Act, it will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. The selling stockholder has advised us that it has not entered into any agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares.

The shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the Exchange Act), any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to our common stock for a period of two business days prior to the commencement of the distribution. In addition, the selling stockholder will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of our common stock by the selling stockholder or any other person. We will make copies of this prospectus available to the selling stockholder and have informed the selling stockholder of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

We have agreed to use commercially reasonable efforts to keep the registration statement continuously effective until the earliest of (i) the shares of common stock issuable upon exercise of the warrant have been disposed of pursuant to such registration statement, (ii) such shares can be sold under Rule 144 without limitation or other restriction or (iii) the first year anniversary of the effective date of such registration statement.

We are required to pay certain fees and expenses in connection with the registration of the shares of common stock issuable upon exercise of the warrant. We have agreed to indemnify the selling stockholder against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

We will not receive any proceeds from the sale of the shares by the selling stockholder.

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Schedule 4.20
Exchange of Old Warrants

Name of Purchaser	Number of Old Warrants	Number of Shares of Common Stock Upon Exchange

EXHIBIT A

Form of Warrant

EXHIBIT B

Form of Company Counsel Opinion

EXHIBIT C

Form of PRC Counsel Opinion